                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. _____)

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ]  Preliminary proxy statement.

     [ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a- 6(e)(2)).

     [X]  Definitive proxy statement.

     [ ]  Definitive additional materials.

     [ ]  Soliciting material pursuant to Rule 14a-12

                        Community Shores Bank Corporation
                (Name of Registrant as Specified in Its Charter)

  ____________________________________________________________________________
     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X]  No fee required.

     [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
          0-11.

          (1) Title of each class of securities to which transaction applies:

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          (2) Aggregate number of securities to which transaction applies:

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          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

          (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

          (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ]  Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          (1) Amount Previously Paid:

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          (2) Form, Schedule or Registration Statement No.:

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          (3) Filing Party:

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          (4) Date Filed:

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

                    (COMMUNITY SHORES BANK CORPORATION LOGO)

                              1030 W. NORTON AVENUE
                            MUSKEGON, MICHIGAN 49441

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 10, 2007

To our Shareholders:

     The 2007 annual meeting of shareholders of Community Shores Bank Corporation will be held at the Muskegon Country Club at 2801 Lakeshore Drive, in Muskegon, Michigan, on Thursday, May 10, 2007, at 2:00 p.m., local time. The meeting is being held for the purpose of considering and voting on the following matters:

     1.   Election of three class III directors, each for a three year term.

     2.   Approval of the Executive Incentive Plan.

     3. Ratification of the appointment of Crowe Chizek and Company LLC as our independent registered public accountants for 2007.

     4. Such other business as may properly be brought before the meeting or any adjournment or postponement of the meeting.

     All shareholders of record at the close of business on Friday, March 16, 2007 are entitled to notice of and to vote at the meeting, and any postponements or adjournments of the meeting.

     YOUR VOTE IS IMPORTANT. WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. WE WOULD APPRECIATE RECEIVING YOUR PROXY BY THURSDAY, MAY 3, 2007.

                                        By Order of the Board of Directors,


                                        /s/ Heather D. Brolick
                                        ----------------------------------------
                                        Heather D. Brolick
                                        President, Chief Executive Officer
                                        and Secretary

Dated: April 5, 2007

                        COMMUNITY SHORES BANK CORPORATION

                                   ----------

                                 PROXY STATEMENT

                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 10, 2007

                                   ----------

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Proxy Statement .........................................................      1
Information About the Annual Meeting and Voting .........................      1
Stock Ownership of Certain Beneficial Owners and Management .............      3
Election of Directors* ..................................................      5
Corporate Governance ....................................................      9
Audit Committee Report ..................................................     12
Executive Compensation ..................................................     14
Transactions with Related Persons .......................................     17
Section 16(a) Beneficial Ownership Reporting Compliance .................     17
Proposal to Approve Executive Incentive Plan* ...........................     17
Ratification of Appointment of Independent Registered Public
Accountants* ............................................................     22
Shareholder Proposals for 2008 Annual Meeting ...........................     23
Other Matters ...........................................................     23
Appendix A: Community Shores Bank Corporation Executive Incentive Plan ..    A-1

----------
*    To be voted on at the meeting

                        COMMUNITY SHORES BANK CORPORATION
                              1030 W. NORTON AVENUE
                            MUSKEGON, MICHIGAN 49441

                                                                   April 5, 2007

                                   ----------

                                 PROXY STATEMENT

                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 10, 2007

                                   ----------

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Community Shores Bank Corporation ("we," "our" or "Community Shores"). The proxies are being solicited for use at the annual meeting of shareholders to be held on Thursday, May 10, 2007 at 2:00 p.m., local time, at the Muskegon Country Club at 2801 Lakeshore Drive, in Muskegon, Michigan. Distribution of this proxy statement and the accompanying proxy card is scheduled to begin on or about April 5, 2007.

                 INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

     At our annual meeting, shareholders will act upon the matters outlined in the accompanying notice of the meeting, including the election of directors, approval of our Executive Incentive Plan, ratification of our registered public accountants, and consideration of such other business as may properly come before the meeting.

WHO IS ENTITLED TO VOTE?

     Only shareholders of record at the close of business on the record date, March 16, 2007, are entitled to receive notice of the annual meeting and to vote their shares at the meeting. Holders of our common stock are entitled to one vote per share.

WHAT IS THE DIFFERENCE BETWEEN A "SHAREHOLDER OF RECORD" AND A "STREET NAME" HOLDER?

     These terms describe how your shares are held. If your shares are registered directly in your name with our transfer agent, Mellon Investor Services, you are a "shareholder of record." If your shares are held in the name of a broker, bank, trust or other nominee as a custodian, you are a "street name" holder.

WHO CAN ATTEND THE MEETING?

     All shareholders as of the record date, or their duly appointed proxies, may attend the meeting.

WHAT IS A PROXY?

     A proxy is your legal designation of another person, the "proxy," to vote on your behalf. By completing and returning the enclosed proxy card, you are giving the persons appointed as proxies by our Board of Directors the authority to vote your shares as indicated on the proxy card.

WHAT CONSTITUTES A QUORUM?

     The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of our common stock outstanding on the record date will constitute a quorum, permitting business to be conducted at the meeting. As of the record date, 1,468,800 shares of our common stock were outstanding and entitled to vote. Proxies that are received and marked as withholding authority, abstentions, and broker non-votes (where a bank, broker or nominee does not exercise discretionary authority to vote on a matter) will be included in the calculation of the number of shares considered to be represented at the meeting.

HOW DO I VOTE?

     If you complete, sign and return the accompanying proxy card, it will be voted as you direct. If no choice is specified on a signed proxy card, the persons named as proxies will vote (1) in favor of the election of all of the nominees for director, the ratification of our registered public accountants, and the Executive Incentive Plan, and (2) in the discretion of the persons named as proxies as to all other matters that may be properly presented at the annual meeting.

     If the shares you own are held in street name, your broker, bank or other nominee, as the record holder of your shares, is required to vote your shares according to your instructions. Your broker, bank or other nominee is required to send you directions on how to vote those shares. If you do not give instructions to your broker, bank or other nominee, it will still be able to vote your shares with respect to certain "discretionary" items, but will not be allowed to vote your shares with respect to certain "non-discretionary" items. In the case of non-discretionary items, the shares that do not receive voting instructions will be treated as "broker non-votes."

     If, as of the record date, you are a shareholder of record and you attend the meeting, you may vote in person at the meeting.

CAN I CHANGE MY PROXY AFTER I RETURN MY PROXY CARD?

     Yes. Any proxy may be revoked by a shareholder at any time before it is exercised at the annual meeting by delivering to our Secretary a written notice of revocation or a duly executed proxy with a later date, or by voting in person at the meeting.

WHAT IS THE VOTE REQUIRED TO APPROVE EACH MATTER?

     Election of Directors. The affirmative vote of a plurality of the votes cast at the meeting is required for nominees to be elected as directors. Votes withheld and broker non-votes are not counted toward a nominee's total.

     Executive Incentive Plan and Independent Registered Public Accountants. The affirmative vote of a majority of the common stock present in person or by proxy at the meeting and voting on the matter is necessary to approve the Executive Incentive Plan or for ratification of our independent registered public accountants. For purposes of counting votes on these matters, abstentions and broker non-votes will not be counted as shares voted on the matter.

ARE THERE OTHER MATTERS TO BE VOTED ON AT THE MEETING?

     As of the date of this proxy statement, our Board of Directors does not know of any matters which may come before the meeting, other than the matters described in this proxy statement. Should any other matter requiring a vote of the shareholders arise and be properly presented at the annual meeting, the proxy included with this proxy statement gives the persons named in the proxy and designated to vote the shares, discretionary authority to vote or otherwise act with respect to any such matter in accordance with their best judgment.

WHO PAYS FOR THIS PROXY SOLICITATION?

     All costs of soliciting proxies will be borne by us. We have engaged Mellon Investor Services LLC, 480 Washington Boulevard, Jersey City, New Jersey 07310, to assist us with the proxy solicitation process. For these services, we have agreed to pay Mellon Investor Services a fee of $7,500 and reimburse it for certain out-of-pocket disbursements and expenses. Our directors, officers, and other employees, and employees of our subsidiary, Community Shores Bank (the "Bank"), may, without compensation other than their regular compensation, solicit proxies by further mailing or personal conversation, or by telephone, facsimile or electronic means. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses for forwarding soliciting material to the beneficial owners of our common stock.

     OUR BOARD OF DIRECTORS ENCOURAGES SHAREHOLDERS TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO SUBMIT YOUR PROXY. A PROMPT RESPONSE WILL FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED.

           STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table presents information regarding the beneficial ownership of our common stock by each person known to us to own beneficially more than 5% of our outstanding shares of common stock as of February 15, 2007.

                                             AMOUNT      PERCENT OF CLASS
                                          BENEFICIALLY     BENEFICIALLY
NAME AND ADDRESS OF BENEFICIAL OWNER         OWNED             OWNED
------------------------------------      ------------   ----------------
Gordon H. Girod Trust and its trustees,
   Norma J. Girod, Stephen J. Girod
   and Gerald J. Girod
   3677 Lakeshore Drive North
   Holland, Michigan 49424 (1) ........      100,000           6.8%

Bruce J. Essex, Jr.
   and Muskegon Castings Corp.
   1985 E. Laketon Avenue
   Muskegon, Michigan 49442 (2) .......       87,750           6.0%

----------
(1) This information is based on a Schedule 13G filed by the Gordon H. Girod Trust and its trustees, Norma J. Girod, Stephen J. Girod and Gerald J. Girod, and subsequently confirmed by one of the trustees. The Schedule 13G discloses that the trust has sole voting and dispositive power for these 100,000 shares, and that each of the trustees has shared voting and dispositive power for these 100,000 shares. The Schedule 13G discloses the address set forth in the table for the trust and Mr. Gerald Girod, for Mrs. Norma Girod, 2207 Lanco Drive N.W., Grand Rapids, Michigan 49504, and for Mr. Stephen Girod, 673 Lakeside Drive, Macatawa, Michigan 49434.

(2) This information is based on a Schedule 13G filed by Bruce J. Essex, Jr. and Muskegon Castings Corp., and subsequently confirmed by Mr. Essex. The
     Schedule 13G discloses that Mr. Essex has sole voting and dispositive power for these 87,750 shares. The Schedule 13G discloses that Muskegon Castings Corp. owns 75,000 of these shares, which is 5.1% of our outstanding shares, and that Mr. Essex is the Chairman of the Board, President, Chief Executive Officer, and a substantial majority owner of Muskegon Castings Corp. Mr. Essex's father, Bruce J. Essex, is a member of our Board of Directors.

     The following table presents information regarding the beneficial ownership of our common stock, as of February 15, 2007, by each of our directors, each nominee for election as a director, our current and former executive officers named in the Summary Compensation Table, and all of our current directors and executive officers as a group.

                                                               AMOUNT      PERCENT OF CLASS
                                                            BENEFICIALLY     BENEFICIALLY
NAME OF BENEFICIAL OWNER                                      OWNED (1)       OWNED (11)
------------------------                                    ------------   ----------------
Gary F. Bogner- .........................................     31,930(2)           2.2%
Heather D. Brolick- .....................................     33,757(3)           2.3%
Robert L. Chandonnet- ...................................     67,630              4.6%
Dennis L. Cherette- .....................................     18,500(4)           1.3%
Bruce J. Essex- .........................................     25,445(5)           1.7%
Steven P. Moreland- .....................................          0                *
Joy R. Nelson- ..........................................      7,630(6)             *
Bruce C. Rice- ..........................................      3,000                *
Jonathan L. Smith- ......................................          0                *
Roger W. Spoelman- ......................................      2,000                *
Ralph R. Berggren .......................................     34,754(7)           2.3%
Tracey A. Welsh .........................................      9,271(8)             *
Jose A. Infante (former executive officer) ..............     69,028(9)           4.7%
All directors and current executive officers as a group
   (12 persons) .........................................    233,917(10)         15.0%

----------
-    Member of our Board of Directors.

*    Less than one percent.

(1) The number of shares beneficially owned includes any shares over which the person has sole or shared voting power or investment power and also any shares that the person can acquire within 60 days of February 15, 2007 through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) over the shares set forth in the table. Includes for Messrs. Bogner, Chandonnet, Cherette, and Essex, 4,000 shares, and for Mrs. Nelson and Messrs. Rice and Spoelman, 2,000 shares, that the director has the right to acquire within 60 days of February 15, 2007 pursuant to our stock option plans for non-employee directors. The address of all of our directors and current executive officers is in care of Community Shores Bank Corporation, 1030 W. Norton Avenue, Muskegon, Michigan 49441.

(2)  Includes 1,800 shares owned by Mr. Bogner's spouse.

(3) Includes 28,000 shares that Ms. Brolick has the right to acquire within 60 days of February 15, 2007 pursuant to our 1998 Employee Stock Option Plan, 3,057 shares that Ms. Brolick owns under the Bank's 401(k) plan, and 200 shares owned by her spouse.

(4) Includes 14,500 shares that are owned by a corporation that is 50% owned by Mr. Cherette, and over which he shares voting and investment power. The 14,500 shares are pledged by the corporation to a bank to secure lines of credit.

(5) Includes 6,250 shares owned by Port City Die Cast, a corporation solely owned by Mr. Essex, and 700 shares owned by Mr. Essex's spouse.

(6)  Includes 1,130 shares held by Mrs. Nelson's spouse.

(7) Includes 28,000 shares that Mr. Berggren has the right to acquire within 60 days of February 15, 2007 pursuant to our 1998 Employee Stock Option Plan, 954 shares that Mr. Berggren owns under the Bank's 401(k) plan, and 800 shares owned by his spouse.

(8) Includes 7,500 shares that Ms. Welsh has the right to acquire within 60 days of February 15, 2007 pursuant to our 1998 Employee Stock Option Plan, and 1,671 shares that Ms. Welsh owns under the Bank's 401(k) plan.

(9) Includes 10,945 shares that Mr. Infante owns under the Bank's 401(k) plan and 998 shares owned by Mr. Infante's spouse. Mr. Infante, who resigned from Community Shores and the Bank on May 30, 2006, is our former Chairman of the Board, President and Chief Executive Officer.

(10) Includes 85,500 shares that such persons have the right to acquire within 60 days of February 15, 2007 pursuant to our 1998 Employee Stock Option Plan or Director Stock Option Plans, and 5,682 shares that such persons own under the Bank's 401(k) plan.

(11) The percentages shown are based on the 1,468,800 shares of our common stock outstanding as of February 15, 2007, plus the number of shares that the named person or group has the right to acquire within 60 days of February 15, 2007. For purposes of computing the percentage of outstanding shares of common stock held by each person or entity, any shares that the person or entity has the right to acquire within 60 days after February 15, 2007 are deemed to be outstanding with respect to such person or entity but are not deemed to be outstanding for the purpose of computing the percentage of ownership of any other person or entity.

                              ELECTION OF DIRECTORS

CLASSES OF DIRECTORS AND NOMINEES

     Our articles of incorporation and bylaws provide that our Board of Directors will consist of between six and fifteen directors, with the exact number of directors determined from time to time by our Board of Directors. Our Board of Directors has presently fixed the number of directors at ten. Our articles of incorporation and bylaws also provide that the directors will be divided into three classes, class I, class II and class III; with each class serving a staggered three year term, and with the number of directors in each class being as nearly equal as possible.

     There are now four directors in class I and three directors in each of classes II and III. The class I, class II and class III directors are currently serving until the annual meeting of shareholders that will be held in 2007, 2008 and 2009, respectively, and until their successors are elected and qualified. At each annual meeting of shareholders, directors of one of the three classes are elected for a term of three years to succeed the directors whose terms are expiring.

     Our Board of Directors has nominated Heather D. Brolick, Bruce J. Essex and Bruce C. Rice as class III directors for three year terms expiring at the 2010 annual meeting. Each of the nominees is presently a class III director whose term expires at the May 10, 2007 annual meeting. The other members of our Board, who are class I and class II directors, will continue in office in accordance with their previous elections until the expiration of their terms at the 2008 or 2009 annual meetings.

     Unless otherwise instructed, the persons named as proxies intend to vote all proxies received for the election of the three class III nominees. All of the nominees have indicated their willingness to continue to serve. If any nominee should become unwilling or unavailable to serve, our Board of Directors may select a substitute nominee, and in that event the proxies intend to vote all proxies for the person selected. If a substitute nominee is not selected, the proxies intend to vote for the election of the remaining nominees. Our Board of Directors has no reason to believe that any of the nominees will become unavailable.

INFORMATION ABOUT DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

     Information about our directors, nominees as a director, and executive officers is set forth below. Each nominee and continuing member of our Board of Directors is also a director of the Bank. There are no family relationships among any of our directors, nominees for director and executive officers.

                                                                              YEAR WHEN TERM
NAME, AGE, AND POSITION WITH                                  HAS SERVED AS   AS A DIRECTOR
COMMUNITY SHORES AND THE BANK                                DIRECTOR SINCE       EXPIRES
-----------------------------                                --------------   --------------
                                CLASS I DIRECTORS

Gary F. Bogner, 64, Director,
   Non-officer Chairman of the Boards of
   Community Shores and the Bank .........................        1998             2008
Robert L. Chandonnet, 62, Director .......................        1998             2008
Joy R. Nelson, 69, Director ..............................        1998             2008
Jonathan L. Smith, 54, Director ..........................        2006             2008

                               CLASS II DIRECTORS

Dennis L. Cherette, 52, Director,
   Non-officer Vice Chairman of the Boards
   of Community Shores and the Bank ......................        1998             2009
Steven P. Moreland, 50, Director .........................        2006             2009
Roger W. Spoelman, 54, Director ..........................        2004             2009

                               CLASS III DIRECTORS
                    (AND NOMINEES FOR TERMS EXPIRING IN 2010)

Heather D. Brolick, 47, Director,
   President, Chief Executive Officer and Secretary
   of Community Shores and the Bank ......................        2006             2007
Bruce J. Essex, 57, Director .............................        1998             2007
Bruce C. Rice, 52, Director ..............................        2004             2007

                 EXECUTIVE OFFICERS (WHO ARE NOT ALSO DIRECTORS)

Ralph R. Berggren, 54, Senior Vice President of Community
   Shores, Senior Vice President and Chief Lending Officer
   of the Bank ...........................................
Tracey A. Welsh, 41, Senior Vice President, Chief
   Financial Officer and Treasurer of Community Shores,
   Senior Vice President and Chief Financial Officer of
   the Bank ..............................................

     Our executive officers are generally elected each year at the annual meeting of our Board of Directors that follows the annual meeting of our shareholders. Their terms of office are at the discretion of our Board of Directors.

     The business experience of each of our directors, nominees and executive officers for at least the past five years is summarized below:

     GARY F. BOGNER (Director and Non-Officer Chairman of the Boards of Community Shores and the Bank) is a lifelong resident of Muskegon County. Mr. Bogner has been engaged in the business of real estate development since 1973, and during the past 25 years has also engaged in a number of commercial enterprises and served them in various director and officer positions. During 2001 and 2002, Mr. Bogner also served as President and a director of Safari Club International and Safari Club International Foundation, which are hunting and wildlife organizations.

In addition, during the period from 1967 to 1983, Mr. Bogner was an airline captain with Northwest Airlines, and from 1978 to 1982 was an executive officer of the Airlines Pilot Association.

     HEATHER D. BROLICK (President, Chief Executive Officer, Secretary and Director of Community Shores and the Bank) has over 26 years of commercial banking experience. Ms. Brolick has served as President, Chief Executive Officer and Secretary of Community Shores and the Bank since 2006. From 1998 until 2006, Ms. Brolick served as Senior Vice President of Community Shores, and has served as Secretary of Community Shores since 2000. From 2003 until 2006, Ms. Brolick served as President and Chief Operating Officer of the Bank, and from 1999 until 2003, served as Senior Vice President Retail Lending and Operations of the Bank. Ms. Brolick has also served as Secretary of the Bank since 2000. Ms. Brolick joined the Board of Directors of the Bank in 2003 and the Board of Directors of Community Shores in 2006. Ms. Brolick is the President and a Board member of Harbor Hospice, a Board member and Ambassador of The Chamber of Commerce Grand Haven, Spring Lake and Ferrysburg, and a Board member and Treasurer of the West Shore Symphony Orchestra.

     ROBERT L. CHANDONNET (Director) is the owner and President of The Nugent Sand Company, Inc. ("Nugent Sand"), which provides foundry sand to many foundries in the Great Lakes Region. Mr. Chandonnet has worked in the foundry industry since 1966. He began working at Nugent Sand as Sales Manager in 1980, and progressed to President of Nugent Sand in 1989. Mr. Chandonnet purchased Nugent Sand from the prior owners in 1989. He is a member of the National Industrial Sand Association, American Foundry Society, Muskegon Country Club, and serves on the Board of the Muskegon County Catholic Education Foundation.

     DENNIS L. CHERETTE (Director and Non-Officer Vice Chairman of the Boards of Community Shores and the Bank) is the President and an owner of Investment Property Associates, Inc. ("IPA"), located in Grand Haven, Michigan. IPA has a 20-year history in development and management of apartment communities, medical facilities, professional office buildings, banks, and retail shopping centers. Mr. Cherette founded IPA in 1985 as a real estate development, brokerage and consulting company. Mr. Cherette also is one of the two owners and founders of IPA Management, Inc., a full service property management company with a history of management for the benefit of both property owners and investors. Since 1977, Mr. Cherette has been involved in various aspects of real estate brokerage, development and management. Additionally, he has served as a consultant for both national and regional corporations with consultancy assignments in 22 major metropolitan markets across the United States. In 1987, Mr. Cherette was awarded the Certified Commercial Investment Member (CCIM) designation by the Commercial Investment Real Estate Council of the Realtors National Marketing Institute, affiliated with the National Association of Realtors. Mr. Cherette serves on a number of committees and boards throughout West Michigan.

     BRUCE J. ESSEX (Director) is Chairman of Port City Die Cast. From 1982 until 2001, Mr. Essex owned and operated the Port City Group, a group of companies including Port City Die Cast, Port City Metal Products, Muskegon Casting Corp., and Mirror Image Tool. Mr. Essex has over 35 years experience in the die casting industry and currently serves on the Plastic Technology Business Advisory Council of the Michigan Job Commission. Mr. Essex is a member of the Muskegon Heights/Goodwill Technology Group. He is a principal in Port City Custom Plastics and Port City Castings Corporation, and serves as a Director on the Boards of Reid Tool and the Muskegon Technical Academy. He is also a principal in Buck Snort Products, a rustic hardware and furnishings retail store.

     STEVEN P. MORELAND (Director) is President and Chief Executive Officer of Automatic Spring Products Corporation ("ASPC") in Grand Haven, and has served in that position since 1996. From 1987 to 1996, he served as Vice President of Engineering for ASPC. ASPC is a technology focused high volume manufacturer of custom designed compression, extension, and torsion springs, wire forms, flat springs, stampings, spring and shim washers, and assemblies. Mr. Moreland has served on the Board of Directors of ASPC since 1985, and as President of its Board since 1997. He currently serves as Site Committee Chairman of the Spring Manufacturer's Institute, and as both a Board member and Executive Committee member for First Priority of the Lakeshore, Lakeside Spring Company, and Spring Manufacturer's Institute. He also serves on the Grand Haven Township IFT Sub-Committee, Northwest Ottawa County Manufacturer's Council Steering Committee, and Johnson Controls Inc. Supplier Council. Mr. Moreland is active in the Grand Haven community and has been involved in AYSO Kids Soccer Teams, TCKL Kids Baseball Teams, and YBL Kids Basketball Teams.

     JOY R. NELSON (Director) retired from Huntington Bank in 1998 with 40 years experience in the Muskegon market area. She began her career in 1958 with National Lumberman's Bank, later known as FMB-Lumberman's. During her tenure with FMB-Lumberman's, she held various positions including Retail Branch Manager, Vice President of Branch Administration, Trust Department Head and Vice President in charge of Private Banking. She was a member of FMB-Lumberman's Senior Management Team from 1983 to 1998. Mrs. Nelson is on the Board of Baker College of Muskegon and is past President of Hospice of Muskegon, Oceana, Inc. She has previously held positions with numerous civic organizations including Chairperson of Muskegon/Oceana Red Cross, Co-Chair of the United Way Campaign of Muskegon, Vice President of the Board of Mercy Hospital, Committee member of Muskegon County Heart Walk, member of the Nominating Committee of Pine & Dunes Girl Scouts, and Chairperson of the Workforce Development Board of Muskegon County.

     BRUCE C. RICE (Director) is President of ESCO Company, a chemical manufacturer, located in Muskegon County. He has served as President since 1999. He joined ESCO in 1991 and served as the company's Vice President of Administration and Finance before becoming President. Mr. Rice, who is a CPA, was employed by Shaw-Walker company from 1987 to 1991, where he served as its Manager of Internal Audit, and later as the company's corporate comptroller. He also worked for the firm of BDO Siedman in Muskegon, from 1984 to 1987. Mr. Rice, a longtime Muskegon resident, received his Bachelor of Business Administration from Grand Valley State University in 1983, and his Master of Business Administration from the same school in 2001. Mr. Rice serves on a number of local non-profit Boards. He is a trustee for the Community Foundation of Muskegon County, past Board Chair at United Way of Muskegon County, member of Muskegon Rotary, and is on the Leadership Council at St. Mark's Lutheran Church.

     JONATHAN L. SMITH (Director) is employed at IPA, where he has worked since 2006, and is responsible for strategic planning and special project developments. IPA develops and manages apartment communities, medical facilities, professional office buildings, banks, and retail shopping centers. Since 2005, Mr. Smith has also served as Manager of his consulting business, Gull Consulting, LLC, which assists commercial banks with strategic planning and performs commercial real estate advisory work. From 2003 through 2005, Mr. Smith was an Executive Vice President of Fifth Third Bank, and was responsible for all corporate banking activities of Fifth Third Bank in West Michigan. From 2000 through June of 2003, Mr. Smith worked for Citigroup Private Bank -- Chicago, where he was responsible for an ultra high net worth banking group. He was a senior officer of Security Capital Group, a real estate operating company listed on the New York Stock Exchange, from 1997 to 2000. For 22 years prior to 1997, Mr. Smith worked for Citigroup, where he had a variety of national and international business responsibilities, including responsibilities in specialty areas such as commercial real estate, asset based lending and leveraged buy-outs. He holds a Master of Business Administration degree from the University of Michigan and a degree with high honors in economics from Hobart College.

     ROGER W. SPOELMAN (Director) is President and CEO of Mercy General Health Partners in Muskegon. This regional hospital is one of the major employers in Muskegon County. Mr. Spoelman has served as its President since 1998. Previously Mr. Spoelman was president and CEO of Muskegon General Hospital from 1987 to 1998, when it merged with Muskegon Mercy Community Health Care System. Mr. Spoelman had worked for Muskegon General Hospital since 1981. Mr. Spoelman earned his Bachelor of Arts Sociology and Secondary Education from Trinity College and his Master of Business Administration from California Coast University. Mr. Spoelman serves on a number of Boards including Munson Healthcare and Saint Mary's Health Systems, International Aid, Muskegon Community Health Project, West Michigan Osteopathic Foundation, Muskegon Family Services Center, Inc., The Cochlan Group, and Westshore Health Network Physician Hospital Organization, Open Doors and CURE International.

     RALPH R. BERGGREN (Senior Vice President of Community Shores and Senior Vice President and Chief Lending Officer of the Bank) has over 30 years of commercial banking experience in the West Michigan area.

Mr. Berggren has served as Senior Vice President of Community Shores since 1998, and as Senior Vice President and Senior Lender of the Bank since it commenced business in early 1999. Mr. Berggren also served as Secretary of Community Shores from 1998 through early 2000, and as Secretary and Cashier of the Bank from 1999 through 2000. Mr. Berggren is active in the Muskegon community, serving as past President of Muskegon Civic Theatre, a Salvation Army Board member, and a member of the Finance Committee of the Muskegon Country Club.

     TRACEY A. WELSH (Senior Vice President, Chief Financial Officer and Treasurer of Community Shores and Senior Vice President and Chief Financial Officer of the Bank) is a certified public accountant and has 18 years of bank accounting experience. Ms. Welsh joined Community Shores in 1998, before its initial public offering. She served as Controller of the Bank from early 1999, when the Bank commenced operations, until January of 2002. From 2002 through November of 2003, Ms. Welsh served as Vice President, Chief Financial Officer and Treasurer of Community Shores and Vice President and Chief Financial Officer of the Bank; and since November 26, 2003 has served as Senior Vice President, Chief Financial Officer and Treasurer of Community Shores and Senior Vice President and Chief Financial Officer of the Bank. She is a member of the AICPA and serves on the Michigan Bankers Association's Funds Management Committee. Ms. Welsh is a Board member of Hackley Life Counseling of Muskegon and the Timberland Academy in Muskegon.

                              CORPORATE GOVERNANCE

DIRECTOR INDEPENDENCE

     Applicable NASDAQ rules require that a majority of our Board of Directors be independent. In February of 2007, our Board of Directors reviewed the independence of our directors and determined that each of our directors, including those nominated for election at the annual meeting, are independent as defined by applicable NASDAQ rules, with the exception of Ms. Brolick. In making this determination, our Board of Directors has concluded that none of the independent directors has a relationship that in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Ms. Brolick is not considered independent because she is one of our executive officers. In addition, Mr. Infante, who served as a member of our Board of Directors through May of 2006, was not independent because he served as one of our executive officers while he was on our Board of Directors.

BOARD MEETINGS

     During 2006, our Board of Directors held a total of 13 meetings. During 2006, each director attended at least 75% of the total number of meetings of our Board and its committees on which he or she then served, except Mr. Spoelman, who attended 74% of the meetings.

BOARD COMMITTEES

     Our Board of Directors has, and appoints members to, three standing committees: the Audit Committee, the Compensation Committee, and the Governance Committee. The membership of these committees, as of March 1, 2007, was as follows:

AUDIT COMMITTEE     COMPENSATION COMMITTEE   GOVERNANCE COMMITTEE
---------------     ----------------------   --------------------
Joy R. Nelson       Robert L. Chandonnet     Gary F. Bogner
Bruce C. Rice*      Steven P. Moreland       Robert L. Chandonnet*
Roger W. Spoelman   Joy R. Nelson            Bruce J. Essex
                    Bruce C. Rice
                    Roger W. Spoelman*

----------
*    Committee chairman

     Each of the members of these committees is an independent director as defined by applicable NASDAQ rules. Each of these committees has a charter that has been approved by our Board of Directors and is available in the investor relations section of our website, www.communityshores.com.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

     AUDIT COMMITTEE. The Audit Committee has three members and met five times in 2006. The Audit Committee assists our Board of Directors in overseeing our financial reporting process, internal controls and audit functions. and is directly responsible for the appointment, evaluation, retention and compensation of our independent registered public accounting firm. More information about the Audit Committee is included below under the heading "Audit Committee Report."

     COMPENSATION COMMITTEE. The Compensation Committee has five members and met five times in 2006. The Compensation Committee assists our Board of Directors in carrying out its responsibilities relating to our compensation and benefit programs and policies. Subject to the authority of our Board of Directors, the Compensation Committee determines our overall compensation philosophy, and seeks to ensure that our compensation and benefit programs are competitive and closely related to our performance and that of our employees. The Compensation Committee's responsibilities include:

     - reviewing and recommending to our Board of Directors corporate and personal goals for the most senior executive officers of Community Shores and the Bank, evaluating their performance based on those goals, and recommending or determining their compensation based on the evaluation;

     - reviewing and approving individual compensation, including salaries, bonuses, stock options and benefits for our other executive officers;

     - administering and making recommendations to our Board of Directors regarding cash and stock-based compensation and incentive plans;

     - reviewing and making recommendations to our Board of Directors regarding compensation of our directors; and

     - reviewing and making recommendations to our Board of Directors regarding our personnel policies and programs.

     The Compensation Committee charter grants the Compensation Committee the authority, in its discretion, to delegate its powers and authority to subcommittees of the Compensation Committee. The Compensation Committee may confer with our President and Chief Executive Officer regarding her compensation, and receives recommendations from her regarding the compensation for our other executive officers. The Compensation Committee considers the information and recommendations that it receives, and independently determines, or recommends to the Board of Directors for determination, the compensation of our executive officers.

     The Compensation Committee selected and retained Varnum Consulting in 2005 and 2006, as compensation consultants. The Compensation Committee requested Varnum Consulting to assist it in evaluating the job descriptions, responsibilities and appropriate compensation levels of our officers, and in developing an incentive compensation plan for our executive officers and certain other senior officers that would base incentive compensation on meeting objectives that would be established by the Compensation Committee. Among the results of the work done by the Compensation Committee, with assistance from Varnum Consulting, was the Executive Incentive Plan, which is described under the heading "Proposal to Approve Executive Incentive Plan."

     GOVERNANCE COMMITTEE. The Governance Committee has three members and met six times in 2006. The Governance Committee assists our Board of Directors in fulfilling its responsibilities that relate to our corporate governance principles and procedures. The Governance Committee's responsibilities include:

     -    recommending candidates for election to our Board of Directors;

     - making recommendations for the composition of our Board of Directors and its committees;

     -    monitoring the process to assess Board effectiveness; and

     - developing, implementing and updating our corporate governance guidelines.

     The Governance Committee will consider as potential nominees persons that our shareholders recommend. Recommendations should be submitted to the Governance Committee in care of the Secretary of Community Shores Bank Corporation, 1030 W. Norton Avenue, Muskegon, Michigan 49441. Recommendations of nominees should be received by our Secretary at least 120 days before the anniversary date of the immediately preceding annual meeting of our shareholders. Each recommendation should include:

     -    the name and address of the shareholder making the recommendation;

     - the name, age, business address and, if known, residence address of each nominee being recommended;

     - the principal occupation or employment of each nominee being recommended;

     - the number of shares of our stock that are beneficially owned by each nominee being recommended, and by the recommending shareholder;

     - any other information about each nominee being recommended that must be disclosed by nominees in a proxy solicitation pursuant to Regulation 14A of the Securities Exchange Act of 1934;

     - that the recommendation is that our Board of Directors or Governance Committee consider, nominate, and present the nominees to the shareholders as nominees of the Board of Directors, and whether the shareholder intends to nominate the nominee directly at a meeting of the shareholders;

     - whether the shareholder and the nominees being recommended do or do not intend to solicit proxies from other shareholders to vote at a meeting of shareholders, and a description of the intended solicitation; and

     - the executed consent of each nominee being recommended to serve as a director if elected.

     The Governance Committee intends to consider every nominee recommended by a shareholder in accordance with the notice requirement and procedures described above. In addition, the Governance Committee may, in its discretion, consider informal suggestions by our shareholders of possible nominees.

     Shareholders who wish to effectively nominate a person for election to our Board of Directors themselves, as contrasted with recommending a potential nominee to the Governance Committee for it to consider and nominate, must comply with the advance notice and other requirements presently set forth in article IV of our articles of incorporation.

     Our Board of Directors has used an informal process to identify potential candidates for nomination as directors. Candidates for nomination have been recommended by an executive officer or director, and considered by the Governance Committee. Generally, candidates have been members of the West Michigan community who have been known to one or more of our Board members. The Governance Committee has not adopted specific minimum qualifications that it believes must be met by a person it recommends for nomination as a director. In evaluating candidates for nomination, the Governance Committee will consider the factors it believes to be appropriate. These factors would generally include the candidate's independence, personal and professional integrity, business judgment, relevant experience and skills, and potential to be an effective director in conjunction with the rest of our Board of Directors in collectively serving the long-term interests of our shareholders. Although the Governance Committee has the authority to retain a search firm to assist it in identifying director candidates, there has to date been no need to employ a search firm. The Governance Committee does not evaluate potential nominees for director differently based on whether they are recommended to the Governance Committee by a shareholder.

COMMUNICATIONS WITH DIRECTORS

     We have a process for our shareholders to send communications to our Board of Directors. Communications should be sent to the Secretary of Community Shores. Shareholder communications may be directed to our Board of Directors or to specific individual directors. Our Secretary has discretion to screen and not forward to directors communications that she determines in her discretion are unrelated to our business or governance, commercial solicitations, offensive, obscene or otherwise inappropriate. Our Secretary collects and organizes all shareholder communications that are not forwarded to the directors, and they are available to any director upon request.

ATTENDANCE AT ANNUAL MEETINGS

     Our Board of Directors has a policy that states that all directors are expected to attend each annual meeting of our shareholders unless compelling personal circumstances prevent attendance. All of our directors attended last year's annual meeting.

CODE OF ETHICS

     We have adopted a written code of ethics that applies to all our directors, officers and employees, including our chief executive officer and our chief financial and accounting officer. We have filed a copy of our code of ethics as an exhibit to our annual report to the Securities and Exchange Commission ("SEC") on Form 10-KSB for the year ended December 31, 2006.

                             AUDIT COMMITTEE REPORT

     Each member of the Audit Committee is independent, as independence for audit committee members is defined in the NASDAQ listing standards and the rules of the SEC. The Audit Committee's primary purpose is to assist the Board of Directors in overseeing:

     -    the accounting and financial reporting process;

     -    audits of financial statements;

     -    internal accounting and disclosure controls; and

     -    the internal audit functions.

     In carrying out its responsibilities, the Audit Committee supervises the relationship between Community Shores and its independent auditor, including having direct responsibility for the auditor's appointment, compensation and retention, and reviewing the scope of its audit services, and approving audit and permissible non-audit services. The Audit Committee reviews and discusses the annual and quarterly financial statements, as well as the internal audit plan.

     Management is responsible for the preparation, presentation and integrity of Community Shores' financial statements and for the appropriateness of the accounting principles and reporting policies that are used. Management is also responsible for Community Shores' system of internal controls, and reporting to the Audit Committee on any significant deficiencies that are found. Our independent registered public accounting firm for 2006, Crowe Chizek and Company LLC, is responsible for auditing the financial statements and for reviewing the unaudited quarterly financial statements.

     The Audit Committee reviewed with Crowe Chizek the overall scope and plan of the audit. In addition, the Audit Committee met with Crowe Chizek, with and without management present, to discuss the results of Crowe Chizek's audit, the overall quality of Community Shores' financial reporting and such other matters as are required to be discussed with Audit Committees under standards of the Public Company Accounting Oversight Board (United States), including the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

     The Audit Committee has discussed with Crowe Chizek that firm's independence from management and Community Shores, and has received from Crowe Chizek the written disclosures and the letter required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee has also considered the compatibility of audit related and tax services with Crowe Chizek's independence.

     In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed the audited financial statements in the annual report on Form 10-KSB for the year ended December 31, 2006 with both management and our independent registered public accounting firm. The Audit Committee's review included a discussion of the quality and integrity of the accounting principles, the reasonableness of significant estimates and judgments, and the clarity of disclosures in the financial statements.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the annual report on Form 10-KSB for the year ended December 31, 2006 for filing with the SEC.

                                        Audit Committee

                                        Joy R. Nelson
                                        Bruce C. Rice
                                        Roger W. Spoelman

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table provides information regarding the compensation earned by the named executive officers for the year ended December 31, 2006.

                                                                                      NONQUALIFIED
                                                                        NON EQUITY      DEFERRED
                                                       STOCK  OPTION  INCENTIVE PLAN  COMPENSATION    ALL OTHER
                                      SALARY   BONUS  AWARDS  AWARDS   COMPENSATION     EARNINGS    COMPENSATION    TOTAL
NAME AND PRINCIPAL POSITION    YEAR    ($)      ($)     ($)     ($)         ($)            ($)          ($)(2)       ($)
---------------------------    ----  -------  ------  ------  ------  --------------  ------------  ------------   -------
Heather D. Brolick ..........  2006  184,308  24,620     0       0           0              0          10,806      219,734
   President, Chief Executive
   Officer, and Secretary of
   Community Shores and the
   Bank

Ralph R. Berggren ...........  2006  135,923  19,681     0       0           0              0           8,094      163,698
   Senior Vice President of
   Community Shores,
   Senior Vice President and
   Chief Lending Officer of
   the Bank

Tracey A. Welsh .............  2006  122,685  21,744     0       0           0              0           6,878      151,307
   Senior Vice President,
   Chief Financial Officer
   and Treasurer of Community
   Shores, Senior Vice
   President and Chief
   Financial Officer of
   the Bank

Jose A. Infante (1) .........  2006   78,935       0     0       0           0              0           3,923       82,858
   former Chairman of the
   Board, President and Chief
   Executive Officer of
   Community Shores, and
   former Vice Chairman of
   the Bank

----------
(1) Mr. Infante served Community Shores and the Bank in the positions shown until his resignation from Community Shores and the Bank on May 30, 2006.

(2) Consists of the matching contribution made by the Bank to the named executive officer's 401(k) plan account and group term life insurance premiums paid by the Bank on behalf of the named executive officers.

Base Salary and Bonus

     Consistent with our objective of attracting and retaining highly qualified and experienced employees, we establish base salary ranges for our executive officers that are intended to be slightly above the market for comparable positions. Base salary data for comparable industry positions are reviewed annually from survey data obtained from the Michigan Bankers Association and Crowe Chizek's Financial Institutions Compensation Surveys. The SNL Executive Compensation Review is used biannually for comparative evaluation to likesized companies located in surrounding Midwestern states and Michigan. Annual salary increases are tied to objective performance-based criteria established by the Compensation Committee.

     In addition to base salary, we intend to provide incentive compensation to our executive officers with the objectives of motivating and rewarding them through long term total compensation. For 2006, the Compensation Committee awarded a discretionary bonus to our executive officers based on an evaluation of key performance metrics including measures related to earnings, efficiency, loss and risk mitigation, and safety and soundness. For the 2007 fiscal year, our Board of Directors has established an Executive Incentive Plan that, upon shareholder approval, will include compensation in the form of restricted stock as well as cash. The Executive Incentive Plan is described under the heading "Proposal to Approve Executive Incentive Plan."

Employment Agreements

     We do not have employment agreements or change in control agreements with any of our executive officers or other employees.

401(k) Plan

     Our executive officers are eligible to participate in the Bank's 401(k) plan. The Bank contributes to each participant a matching contribution equal to 100% of the first 3%, and 50% of the next 3%, of the participant's compensation that has been contributed to the plan in each plan year. All matching contributions are 100% vested when contributed to the plan. The Bank may also make additional discretionary matching contributions or a discretionary profit-sharing contribution to the plan. All of our executive officers participated in the 401(k) plan during fiscal 2006 and received matching contributions. The Bank did not make an additional matching or profit-sharing contribution to the plan for fiscal 2006.

OUTSTANDING EQUITY AWARDS AT 2006 FISCAL YEAR-END

     The following table provides information as of December 31, 2006 regarding equity awards, including unexercised stock options, for each of the named executive officers.

                                              OPTION AWARDS                                         STOCK AWARDS
                      -------------------------------------------------------------  ------------------------------------------
                                                                                                                        EQUITY
                                                                                                                      INCENTIVE
                                                                                                             EQUITY      PLAN
                                                                                                           INCENTIVE   AWARDS:
                                                                                                              PLAN      MARKET
                                                     EQUITY                                                 AWARDS:   OR PAYOUT
                                                   INCENTIVE                                               NUMBER OF   VALUE OF
                                                      PLAN                                        MARKET    UNEARNED   UNEARNED
                       NUMBER OF                    AWARDS:                            NUMBER    VALUE OF   SHARES,    SHARES,
                       SECURITIES    NUMBER OF     NUMBER OF                         OF SHARES    SHARES    UNITS OR   UNITS OR
                       UNDERLYING    SECURITIES    SECURITIES                         OR UNITS   OR UNITS    OTHER      OTHER
                      UNEXERCISED    UNDERLYING    UNDERLYING                        OF STOCK    OF STOCK    RIGHTS     RIGHTS
                        OPTIONS     UNEXERCISED   UNEXERCISED   OPTION                  THAT    THAT HAVE  THAT HAVE    THAT
                          (#)         OPTIONS       UNEARNED   EXERCISE    OPTION     HAVE NOT     NOT        NOT      HAVE NOT
                      EXERCISABLE       (#)         OPTIONS      PRICE   EXPIRATION    VESTED     VESTED     VESTED     VESTED
NAME                      (1)      UNEXERCISABLE      (#)         ($)       DATE        (#)        ($)        (#)        ($)
----                  -----------  -------------  -----------  --------  ----------  ---------  ---------  ---------  ---------
Heather D. Brolick..     18,000          0             0         10.00     10/5/08       0          0          0          0
                         10,000          0             0         10.00     7/30/12       0          0          0          0

Ralph R. Berggren...     18,000          0             0         10.00      9/9/08       0          0          0          0
                         10,000          0             0         10.00     7/30/12       0          0          0          0

Tracey A. Welsh.....      7,500          0             0         10.00     9/24/12       0          0          0          0

Jose A. Infante.....          0          0             0             0           0       0          0          0          0

----------
(1) The options for 18,000 shares granted to Ms. Brolick and Mr. Berggren vested in four installments over a three year period at the rate of 4,500 shares per year, commencing on the October 6, 1998 grant date. The options for 10,000 shares granted to Ms. Brolick and Mr. Berggren vested in four installments over a three year period at the rate of 2,500 shares per year, commencing on the July 31, 2002 grant date. The option for 7,500 shares granted to Ms. Welsh vested in four installments over a three year period at the rate of 1,875 shares per year, commencing on the July 31, 2002 grant date.

DIRECTOR COMPENSATION FOR 2006

     The following table provides information about the compensation of our directors for the year ended December 31, 2006.

                                FEES
                               EARNED
                                 OR                        NON-EQUITY    NONQUALIFIED
                                PAID                        INCENTIVE      DEFERRED
                                 IN      STOCK   OPTION       PLAN       COMPENSATION     ALL OTHER
                                CASH    AWARDS   AWARDS   COMPENSATION     EARNINGS     COMPENSATION    TOTAL
NAME (1)                         ($)     ($)     (3)($)        ($)            ($)            ($)         ($)
--------                       ------   ------   ------   ------------   ------------   ------------   ------
Gary F. Bogner .............   14,250      0        0           0              0               0       14,250
Robert L. Chandonnet .......    7,700      0        0           0              0               0        7,700
Dennis L. Cherette .........   11,450      0        0           0              0               0       11,450
Bruce J. Essex .............    9,150      0        0           0              0               0        9,150
Steven P. Moreland .........      917      0        0           0              0               0          917
Joy R. Nelson ..............    8,800      0        0           0              0               0        8,800
Bruce C. Rice ..............    7,650      0        0           0              0               0        7,650
Jonathan L. Smith ..........        0      0        0           0              0          21,782(4)    21,782
Roger W. Spoelman ..........    7,650      0        0           0              0               0        7,650
John C. Carlyle (2) ........    6,300      0        0           0              0               0        6,300
Michael D. Gluhanich (2) ...    2,000      0        0           0              0               0        2,000

----------
(1) Our President and Chief Executive Officer, Ms. Brolick, who is also a director, and our former director and Chairman of the Board, President and Chief Executive Officer, Mr. Infante, have been omitted from this table because they received no special compensation for serving on our Board of Directors. Their compensation is included in the Summary Compensation Table.

(2) Mr. Gluhanich and Mr. Carlyle resigned from our Board of Directors on January 9, 2006 and June 29, 2006, respectively. The compensation shown for each of them is for the portion of 2006 that they served on our Board of Directors.

(3) No option awards were made to our directors during 2006. As of December 31, 2006, our current and former non-employee directors held the following option awards to acquire our common stock: Messrs. Bogner, Carlyle, Chandonnet, Cherette, Essex and Gluhanich, two option awards each, covering for each an aggregate of 4,000 shares; Messrs. Rice and Spoelman and Mrs. Nelson, one option award each, covering for each 2,000 shares. Messrs. Moreland and Smith did not hold any option awards as of December 31, 2006.

(4) Paid to Mr. Smith for consulting services prior to his joining the Board of Directors.

Compensation Arrangements for Non-Employee Directors

     Each of our current directors is also a director of the Bank, which is a wholly owned subsidiary of Community Shores. The fees shown in the table above include compensation earned for service on the Boards of Directors of Community Shores and the Bank.

     During 2006, the non-employee directors were paid a $2,000 retainer, and for each meeting of the Board of Directors of Community Shores or the Bank that they attended, and each meeting of a committee of either Board that they attended, they received a $250 fee. The Chairman of each committee of the Board of Directors of Community Shores or the Bank received an additional fee of $50 for each meeting of the committee that he chaired. The Chairman or Vice Chairman of the Board of Directors of Community Shores and the Bank, when presiding, received an additional $150 for each meeting of the Board of Directors that he chaired. When meetings are held on the same day of the Boards of Directors of Community Shores and the Bank, or of committees of each having the same name or performing similar functions, directors and chairmen usually receive only one meeting and chairman fee for the two Board or committee meetings. Our directors are currently paid the same amounts for the retainer and meeting fees as were paid for 2006.

     The Compensation Committee of our Board of Directors reviews director compensation at least annually, and recommends to our Board of Directors for approval any changes that the Compensation Committee deems appropriate.

                        TRANSACTIONS WITH RELATED PERSONS

     The Bank has had, and expects in the future to have, loan transactions in the ordinary course of business with our directors, executive officers, or their immediate family, or companies they have a material interest in, on substantially the same terms as those prevailing for comparable transactions with others. All such transactions (i) were made in the ordinary course of business, (ii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the Bank, and (iii) did not involve more than the normal risk of collectibility or present other unfavorable features.

     On November 4, 2005, the Bank entered into a Purchase Agreement with Williamsburg Court Apartments, LLC, a Michigan limited liability company ("Williamsburg Court"), to purchase 1.25 acres of real property located in Grand Haven, Michigan for $1,125,000. The purchase was completed on December 16, 2005. The Bank has removed the apartments that were on the land, and is building on the land a branch for its Grand Haven banking location, which will be at 1120 South Beacon Boulevard, Grand Haven, Michigan. Effective December 16, 2005, the Bank entered into a property management agreement with Williamsburg Court under which Williamsburg Court agreed to serve as property management agent for the apartments that were on the land until they were removed, which occurred in November of 2006. The Bank paid Williamsburg Court $1 per day for its services as property management agent.

     Williamsburg Court has advised us that it was 50% owned by Walter G. Deardorff and 50% owned by William J. Fettis. Mr. Deardorff is the father of Heather D. Brolick, President, Chief Executive Officer and Secretary of Community Shores and the Bank, and a member of their Boards of Directors. Mr. Fettis, for many years has owned and operated Investment Property Associates, Inc. ("IPA"), a real estate development, brokerage and consulting company located in Grand Haven, with Dennis L. Cherette. Mr. Cherette is a member of the Board of Directors, the President and a fifty percent owner of IPA, and Vice Chairman (a nonofficer position) of the Boards of Directors of Community Shores and the Bank. Williamsburg Court has advised us that prior to July 28, 2005, Mr. Cherette had owned one-half of Mr. Fettis' 50% interest in Williamsburg Court.

     On April 17, 2006, the Bank entered into a development coordination agreement with IPA to provide services to the Bank relating to the development of the land and construction of the Bank's Grand Haven branch banking facility on the land acquired from Williamsburg Court. Under the terms of the agreement, IPA was paid a development coordination fee of $40,000 for its services over a period of ten months, and was reimbursed for certain related expenses.

     On May 9, 2005, the Bank entered into a development coordination agreement with IPA related to another property. Under the terms of the agreement, IPA provided services to the Bank relating to the development of the land owned by the Bank at 5797 Harvey Street, Norton Shores, Michigan, and construction of a banking and general office facility on the land. Under the terms of the agreement, IPA was paid a development coordination fee of $135,000 for its services over a period of 15 months, and was reimbursed for certain related expenses.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than 10% of our common stock, to file reports of ownership and changes in ownership with the SEC. Based on a review of filings, we believe that all reports required to be filed under Section 16(a) for 2006 were timely filed, except that Bruce J. Essex, who is a member of our Board of Directors, filed one report on Form 4 late relating to the purchase of 150 shares of our common stock.

                  PROPOSAL TO APPROVE EXECUTIVE INCENTIVE PLAN

     On January 31, 2007, our Board of Directors, on the recommendation of the Compensation Committee, adopted the Community Shores Bank Corporation Executive Incentive Plan (the "Executive Incentive Plan" or the "Plan"). We are submitting the Plan to our shareholders for approval so that a portion of any bonus award under the Plan may be paid in the form of our common stock.

     If our shareholders do not approve the Executive Incentive Plan, then any annual bonus paid under the Plan will be paid solely in cash.

     The principal features of the Executive Incentive Plan are summarized below. The summary does not contain all information about the Plan. A copy of the complete text of the Plan is included in Appendix A to this proxy statement. The following description is qualified in its entirety by reference to the text of the Plan.

SUMMARY OF TERMS

     Overview. Under the Executive Incentive Plan, we may pay an annual bonus (a "Performance Award") for each year ("Plan Year") to key employees who are designated as Plan participants if pre-determined individual and company performance goals are achieved during that year. If the Plan is approved by the shareholders, then a portion of each Performance Award may be paid in our common stock pursuant to the terms of a restricted stock award. Our common stock awarded in a restricted stock award ("Restricted Stock") may be subject to vesting or other restrictions.

     Purpose. The purpose of the Executive Incentive Plan is to promote our long-term success, to provide a competitive pay package for our key executives, to help attract and retain key executives, and to align the personal interests of our key executives with those of our owners.

     Administration. The Compensation Committee of our Board of Directors has been appointed by our Board of Directors as the "Administrator" of the Executive Incentive Plan. The Administrator has full authority to determine whether a Performance Award will be made for a year; to select our key employees and those of our subsidiaries to whom Performance Awards may be granted; to determine the individual and company performance goals that must be met before a Performance Award will be paid and to assess whether those goals have been met; and to determine whether a portion of the Performance Award will be paid in the form of a restricted stock award and, if so, to determine the terms and conditions of the restricted stock award.

     Shares That May be Issued Under the Plan. The maximum aggregate number of shares of our common stock that may be issued under the Executive Incentive Plan is 60,000 shares. The shares may be either authorized and unissued shares or issued shares that we have reacquired. The maximum number of shares is subject to adjustment if the outstanding number of our shares are increased, decreased or exchanged, or if additional shares or new or different shares or other securities are distributed with respect to our common stock or other securities through merger, consolidation, sale of all or substantially all of our assets, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to our stock.

     Eligibility and Participation. For each Plan Year for which a Performance Award may be made, the Administrator will select the key employees who are eligible to receive Performance Awards under the Executive Incentive Plan within the first 90 days of the year. The Administrator may designate as additional participants after the 90th day of a Plan Year individuals who become employees after the first day of the Plan Year or employees who are promoted to a key employee position after the first day of the Plan Year. Currently approximately six officers and key employees of ours and our subsidiaries are potentially eligible to be designated as participants in the Plan. For the 2007 Plan Year, the Administrator has selected each of our three executive officers and three additional officers of the Bank as participants in the Plan.

     Performance Goals and Bonus Pool. If the Administrator decides to make a Performance Award for a year, then within the first 90 days of the Plan Year, the Administrator will establish the basis and methodology for determining the bonus pool, if any, from which Performance Awards will be paid for that year. Within the first 90 days of the Plan Year, the Administrator will also designate the financial and strategic goals and the means of measurement (the "Performance Goals") for the Plan Year. The Performance Goals may include or be based on any one or more of the following objective factors:

     (a) Net income (before or after taxes, interest, depreciation, and/or amortization);

     (b)  Net income per share;

     (c)  Return on equity or average return on equity;

     (d)  Cash earnings;

     (e) Cash earnings per share (reflecting dilution of our common stock as the Administrator deems appropriate and, if the Administrator so determines, net of or including dividends);

     (f)  Cash earnings return on equity;

     (g)  Operating income;

     (h)  Operating income per share;

     (i)  Operating income return on equity;

     (j)  Return on assets or increase in assets;

     (k)  Cash flow;

     (l)  Cash flow return on capital;

     (m)  Return on capital;

     (n)  Productivity ratios;

     (o) Share price (including without limitation growth measures, total shareholder return or comparison to indices);

     (p)  Expense or cost levels;

     (q)  Margins;

     (r)  Operating efficiency;

     (s)  Efficiency ratio;

     (t)  Opening of additional branches;

     (u)  Satisfactory regulatory audit or review;

     (v)  Liquidity ratio;

     (w)  Percentage of delinquent loans;

     (x)  Achievement of objective marketing or sales goals;

     (y)  Upgrades in technology (for employees and/or customers);

     (z) Customer satisfaction, satisfaction based on specified objective goals or a customer survey sponsored by us;

     (aa) Employee satisfaction, satisfaction based on specified objective goals or an employee survey sponsored by us;

     (bb) Economic value added measurements;

     (cc) Market share or market penetration with respect to specific designated products or services, product or service groups and/or specific geographic areas;

     (dd) Reduction of losses, loss ratios, expense ratios or fixed costs;

     (ee) Employee turnover; and

     (ff) Specified objective social goals.

If the Administrator designates multiple Performance Goals for a Plan Year, the Administrator may assign a weighting to each goal, for all participants as a group and for each individual participant.

     The Administrator may establish Performance Goals other than those based on the factors listed above. Further, if applicable tax laws, securities laws, or NASDAQ rules change to give the Administrator discretion to alter the factors listed above without obtaining shareholder approval of these changes, the Administrator will have the sole discretion to make such changes without obtaining shareholder approval.

     Payment of Performance Awards. Within 70 days after the end of each Plan Year, the Administrator will determine the Performance Award, if any, for each participant for that Plan Year, based on the size of the bonus pool and the extent to which we and the participants have achieved the Performance Goals.

     A participant must generally be employed by us or one of our subsidiaries on the last day of the Plan Year to be eligible to receive payment of a Performance Award for such year. However, if a participant terminates employment due to death, disability or retirement, the participant will be eligible to receive a pro rata portion of the Performance Award based on the number of full months the participant was employed prior to termination of employment during the Plan Year. Also, any person who is designated as a participant in the Plan after the 90th day of a Plan Year and who is not an employee as of the first day of that Plan Year will receive a pro rated Performance Award based on the number of whole months of participation in the Plan for that Plan Year.

     A Performance Award may be paid in cash, in Restricted Stock, or partially in cash and partially in Restricted Stock, in the proportions designated by the Administrator for the Plan Year. The number of shares of Restricted Stock comprising the portion of any Performance Award that is paid in Restricted Stock will be based on the fair market value of our common stock as of the day the restricted stock award is made or, at our election, as of any date within two business days prior to the date of the restricted stock award.

     For the 2007 Plan Year, the Administrator has designated that 80% of the Performance Award will be paid in cash and, subject to shareholder approval of the Plan, 20% will be paid in Restricted Stock.

     The portion of the Performance Award that is payable in cash will be paid to each participant by March 15th of the year following the Plan Year in which the participant earned the Performance Award. The portion of the Performance Award that is payable in Restricted Stock will be awarded to the participant as soon as administratively practical following the Plan Year in which the participant earned the Performance Award, but no later than March 15th.

     An award of Restricted Stock will be set forth in a restricted stock award agreement. The restricted stock award agreement will specify the length of time that the participant must remain employed by us or one of our subsidiaries to be entitled to the shares (the "Restriction Period"). If the participant terminates employment before the end of the Restriction Period, the participant will forfeit the shares that are not then vested. The shares may vest in installments or in whole at the end of the Restriction Period, as determined by the Administrator. The Administrator may allow shares to be vested before the end of the Restriction Period if the participant terminates employment due to retirement, disability or death. For the 2007 Plan Year, the Administrator has determined that an award of Restricted Stock will vest in full at the end of a one-year Restriction Period.

     New Plan Benefits. No Performance Awards have been granted under the Executive Incentive Plan through the date of this proxy statement. The following table sets forth the Performance Awards that would have been awarded to the listed individuals and groups under the Plan during fiscal year 2006 if the Plan had been in effect for fiscal year 2006, assuming that we achieved our performance goals at 100% and each individual participant achieved his or her performance goals at 100%. The amounts shown below are not necessarily indicative of Performance Awards that may be paid in future years, as the Performance Goals may vary from year to year and the goals may be met in full, exceeded, or not met in any particular year.

                                New Plan Benefits
                    (Estimated, and as if in Effect for 2006)
                            Executive Incentive Plan

NAME AND POSITION                                               DOLLAR VALUE ($)
-----------------                                               ----------------
Heather D. Brolick ..........................................         8,808
President, Chief Executive Officer and Secretary of
   Community Shores and the Bank

Ralph R. Berggren ...........................................         7,040
Senior Vice President of Community Shores, Senior Vice
   President and Chief Lending Officer of the Bank

Tracey A. Welsh .............................................         7,777
Senior Vice President, Chief Financial Officer and
   Treasurer of Community Shores, Senior Vice President and
   Chief Financial Officer of the Bank

Jose A. Infante .............................................             0
Former Chairman of the Board, President and Chief Executive
   Officer of Community Shores and former Vice Chairman of
   the Bank

Executive Group .............................................        23,625

Non-Executive Director Group ................................             0

Non-Executive Officer Employee Group ........................        11,659

Total .......................................................        35,284

     Change in Control. In the event of a Change in Control of Community Shores (as defined in the Executive Incentive Plan), each outstanding restricted stock award will be assumed or an equivalent award substituted by the successor corporation or a parent or subsidiary of the successor corporation, with appropriate adjustments as to the number and kind of shares and prices. If the Administrator determines that the successor corporation has refused to assume or substitute an equivalent award, then all restricted stock awards then outstanding under the Plan will be fully vested and all restrictions will immediately cease.

     Amendment or Termination. Our Board of Directors may at any time amend, discontinue or terminate the Executive Incentive Plan. However, unless otherwise required by law, the rights of a participant with respect to Performance Awards granted before such amendment, discontinuance or termination may not be impaired without the consent of the participant. Also, no amendment may be made without the approval of our shareholders that would:

     - increase the aggregate number of shares of our common stock that may be issued under the Plan,

     - increase the maximum amount of a Performance Award that may be paid under the Plan in any Plan Year,

     - otherwise amend the Plan in any manner requiring shareholder approval by law or under NASDAQ listing requirements or rules applicable to us, or

     - otherwise materially increase the benefits accruing to participants under the Plan.

     The Administrator may amend the terms of any Performance Award that has been granted. However, no amendment or other action by the Administrator will impair the rights of any participant without the participant's consent.

     Internal Revenue Code Section 162(m). Section 162(m) of the Internal Revenue Code limits to $1,000,000 the annual income tax deduction that a publicly held corporation may claim for compensation paid to its chief executive officer and up to four most highly compensated officers other than the chief executive officer whose total compensation is required to be reported to shareholders in the annual proxy statement (the "covered employees"). Qualified "performance-based" compensation is exempt from the $1,000,000 limit and may be deducted even if other compensation exceeds $1,000,000. The Executive Incentive Plan is intended to provide for the ability to grant Performance Awards that qualify as performance-based compensation under Section 162(m). If it is deemed desirable to qualify the Performance Awards for a Plan Year as "performance-based compensation" under Section 162(m), then the Plan may be administered to achieve that purpose. Among other requirements, no Performance Awards will be paid for that Plan Year unless a committee of two or more "outside directors" (as defined in Section 162(m)) certifies that the Performance Goals have been met. The maximum Performance Award payable to any covered employee for any Plan Year will not exceed $150,000.

     THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE EXECUTIVE INCENTIVE PLAN.

EQUITY COMPENSATION PLANS

     The following chart shows information on compensation plans under which equity securities of Community Shores may be issued.

                                                                                                   NUMBER OF SECURITIES REMAINING
                                          NUMBER OF SECURITIES TO                                   AVAILABLE FOR FUTURE ISSUANCE
                                          BE ISSUED UPON EXERCISE     WEIGHTED-AVERAGE EXERCISE       UNDER EQUITY COMPENSATION
                                          OF OUTSTANDING OPTIONS,       PRICE OF OUTSTANDING         PLANS (EXCLUDING SECURITIES
PLAN CATEGORY                               WARRANTS AND RIGHTS     OPTIONS, WARRANTS AND RIGHTS      REFLECTED IN COLUMN (A))
-------------                             -----------------------   ----------------------------   ------------------------------
                                                    (A)                          (B)                            (C)
Equity compensation plans
   approved by security holders (1) ...           115,775                      $10.74                          55,000
Equity compensation plans not
   approved by security holders .......                 0                           0                               0
Total .................................           115,775                      $10.74                          55,000

----------
(1) The plans referred to are our Employee Stock Option Plans of 1998 and 2005 and our Director Stock Option Plans of 2003 and 2005.

    RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

     The Audit Committee of our Board of Directors has appointed Crowe Chizek and Company LLC as our independent registered public accountants for the year ending December 31, 2007. Crowe Chizek has served as our independent auditors since we were formed in 1998. Services provided to us by Crowe Chizek in 2006 are described under the heading "Principal Accountant Fees and Services," below.

     Our Board of Directors is asking our shareholders to ratify the selection of Crowe Chizek as our independent registered public accountants. Although ratification is not required by our bylaws or otherwise, our Board is submitting the selection of Crowe Chizek to our shareholders for ratification as a matter of good corporate practice.

     Representatives of Crowe Chizek plan to attend the annual meeting of shareholders, will have the opportunity to make a statement if they desire to do so, and will respond to appropriate questions by shareholders.

     THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF CROWE CHIZEK AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR 2007.

     In the event shareholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee and our Board of Directors. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in our best interest and the best interest of our shareholders.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

     The following table shows the fees for professional services of Crowe Chizek for audit and other services they provided to us for 2006 and 2005.

                                         2006      2005
                                       -------   -------
Audit Fees (1) .....................   $66,500   $62,500
Audit-Related Fees .................         0         0
Tax Fees (2) .......................    13,625    14,850
All other fees (3) .................    21,757    14,490

----------
(1) Includes the aggregate fees billed for professional services rendered by Crowe Chizek for 2006 and 2005 for the audit of our annual financial statements and review of financial statements included in our quarterly reports on Form 10-QSB.

(2) Principally tax compliance services (including U.S. federal and state tax returns), review of quarterly tax computations and consultations regarding various tax strategies.

(3)  Principally regulatory compliance review services for 2006 and 2005.

     The Audit Committee's policy is to pre-approve all audit services and non-audit services that are to be performed for us by our independent auditors. This duty has not been delegated to any one or more designated members of the Audit Committee. All of the services described in the table above were pre-approved by the Audit Committee.

                  SHAREHOLDER PROPOSALS FOR 2008 ANNUAL MEETING

     A proposal submitted by a shareholder for the 2008 annual meeting of shareholders must be sent to the Secretary, Community Shores Bank Corporation, 1030 Norton Avenue, Muskegon, Michigan 49441, and received by December 7, 2007 in order to be eligible to be included in our proxy statement for that meeting.

     A shareholder who intends to present a proposal for the 2008 annual meeting of shareholders, other than pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, must provide us with notice of such intention by February 20, 2008, or the persons named in the proxy to vote the proxies will have discretionary voting authority at the 2008 annual meeting with respect to any such proposal without discussion of the matter in our proxy statement. A shareholder intending to present a proposal for the 2008 annual meeting of shareholders must also comply with the advance notice and other requirements set forth in our bylaws.

                                  OTHER MATTERS

     Our Board of Directors does not know of any other matters to be brought before the annual meeting. If other matters are presented upon which a vote may properly be taken, it is the intention of the persons named in the proxy to vote the proxies in accordance with their best judgment.

                                   APPENDIX A

                        COMMUNITY SHORES BANK CORPORATION
                            EXECUTIVE INCENTIVE PLAN

                         EFFECTIVE AS OF JANUARY 1, 2007

                                    ARTICLE 1
                      ESTABLISHMENT AND PURPOSE OF THE PLAN

     1.1 Establishment of the Plan. Community Shores Bank Corporation, a Michigan corporation (the "Company"), hereby establishes an executive incentive plan to be known as the Community Shores Bank Corporation Executive Incentive Plan (the "Plan"), as set forth in this document, as amended from time to time. The Plan permits the payment of annual bonus awards to key executives of the Company and its Subsidiaries in the form of cash and shares of Common Stock. The provisions of the Plan that provide for payment of a portion of the bonus in Common Stock are subject to approval of the Plan by the Company's shareholders at the 2007 Annual Meeting of Shareholders or any adjournment of that meeting. The Plan is effective as of January 1, 2007 (the "Effective Date").

     1.2 Purpose of the Plan. The purpose of the Plan is to promote the long-term success of the Company, to provide a competitive pay package for key executives, to help attract and retain key executives, and to align the personal interests of the Company's key executives with those of its owners.

     1.3 Term of Plan. The Plan will continue until the earlier of December 31, 2016, or termination by the Board ("Termination Date"). No Performance Award will be granted pursuant to the Plan after the Termination Date, provided that Performance Awards granted prior to the Termination Date may extend beyond that date.

                                   ARTICLE 2
                                  DEFINITIONS

     For purposes of the Plan, the following terms will have the meanings set forth below:

     2.1 "Administrator" means the Board or any of the Committees designated to administer the Plan in accordance with Section 3.1 of the Plan.

     2.2 "Annual Cash Distribution" has the meaning set forth in Section 6.6.

     2.3 "Award Agreement" means an agreement evidencing the grant of a Restricted Stock Award under the Plan. Restricted Stock Awards under the Plan will be evidenced by Award Agreements that set forth the details, conditions, and limitations of each Restricted Stock Award, as established by the Administrator, and will be subject to the terms and conditions of the Plan.

     2.4 "Award Date" means the date that a Restricted Stock Award is made, as specified in an Award Agreement.

     2.5 "Board" means the Board of Directors of the Company.

     2.6 "Code" means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code includes a corresponding reference to any successor to such section.

     2.7 "Committee" means one of the Committees of the Board, as specified in
Article 3, appointed by the Board to administer the Plan.

     2.8 "Common Stock" means the no par value common stock of the Company.

     2.9 "Covered Employee" means an Employee who is a "Covered Employee" as defined in Code Section 162(m).

     2.10 "Director" means a member of the Board or a member of the Board of Directors of a Subsidiary.

     2.11 "Disability" means permanent and total disability as determined under the rules and guidelines established by the Company's Long-Term Disability Plan for the Participants, or if not established, the guidelines used by the U.S. Social Security Administration.

     2.12 "Employee" means any person employed by the Company or a Subsidiary.

     2.13 "Exchange" means the established stock exchange or quotation system on which the Company's Common Stock is listed or quoted for trading.

     2.14 "Exchange Act" means the Securities Exchange Act of 1934.

     2.15 "Fair Market Value" will be the closing sale price of the Company's Common Stock for a date on the Exchange. If no sale of shares of Common Stock is reflected on the Exchange on a date, "Fair Market Value" will be determined according to the closing sale price on the next preceding day on which there was a sale of shares of Common Stock reflected on the Exchange. If the Common Stock is not listed on an Exchange, the "Fair Market Value" will be determined by any means deemed fair and reasonable by the Administrator, which determination shall be final and binding upon the Company, the Board and Participants, including their respective heirs, representatives and assigns.

     2.16 "Outside Director" means a Director who satisfies the definition of "outside director" within the meaning of Section 162(m) of the Code.

     2.17 "Participant" means an Employee of the Company or a Subsidiary who is selected by the Administrator pursuant to the Plan as eligible to receive, or who holds an outstanding, Performance Award granted under the Plan.

     2.18 "Performance Award" means an award of cash and/or Restricted Stock to a Participant under the Plan as specified in Article 6.

     2.19 "Performance Goals" has the meaning set forth in Section 6.2.

     2.20 "Plan Shares" means the shares of Common Stock which may be issued under the Plan, which may be either unauthorized and unissued Common Stock or issued Common Stock reacquired by the Company.

     2.21 "Plan Year" means the Company's fiscal year, which begins on January 1 and ends on December 31.

     2.22 "Restricted Stock" means restricted stock granted to a Participant under Article 6 of the Plan.

     2.23 "Restricted Stock Award" has the meaning set forth in Section 6.7.

     2.24 "Restriction Period" has the meaning set forth in Section 6.7(c)(1).

     2.25 "Retirement" means the termination of a Participant's employment with the Company or a Subsidiary after the Participant attains the age of 62.

     2.26 "SEC" means the Securities and Exchange Commission of the United States of America.

     2.27 "Subsidiary" means any corporation in which the Company owns directly, or indirectly through subsidiaries, at least 50% of the total combined voting power of all classes of stock, or any other entity (including, but not limited to, partnerships, limited liability companies, and joint ventures) in which the Company owns at least 50% of the combined equity thereof.

     2.28 "Termination of Employment" means the termination of a Participant's employment with the Company and/or a Subsidiary such that the Participant is no longer employed by the Company or any Subsidiary. An Employee employed by a Subsidiary will also be deemed to incur a Termination of Employment if the Subsidiary ceases to be a Subsidiary, and the Participant is not immediately thereafter an Employee of the Company or another Subsidiary.

                                    ARTICLE 3
                                 ADMINISTRATION

     3.1 The Administrator. The Board may appoint one or more Committees of the Board to administer the Plan. The Plan may be administered by different Committees with respect to different groups of Participants. To the extent that the Administrator determines it to be desirable to qualify Performance Awards granted hereunder as "performance-based compensation" within the meaning of
Section 162(m) of the Code, the Plan will be administered by a Committee of two
(2) or more Outside Directors. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3. Subject to the provisions of this Section above, the Plan will be administered by (a) the Board, or (b) a Committee, which Committee will be constituted to satisfy the foregoing conditions.

     3.2 Administrator Authority. Subject to the Company's Articles of Incorporation, Bylaws and the provisions of the Plan, the Administrator will have full authority to grant Performance Awards to key Employees of the Company and its Subsidiaries. The authority of the Administrator will include the following:

          (a) To select the key Employees of the Company or its Subsidiaries to whom Performance Awards may be granted under the Plan;

          (b) To determine the individual and Company performance goals that must be met before a Performance Award will be paid and to assess whether those goals have been met;

          (c) To determine, consistent with Section 6.5 of the Plan, the percentage of the annual award to be paid in the form of a Restricted Stock Award;

          (d) To determine the terms and conditions of any Performance Award, including, but not limited to, any vesting restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture, restrictions or waiver thereof, regarding any Performance Award;

          (e) To determine whether, to what extent and under what circumstances grants of Performance Awards are to operate on a tandem basis and/or in conjunction with or apart from other cash compensation arrangement made by the Company other than under the terms of the Plan; and

          (f) To utilize rules, regulations, tools and administrative guides to insure adequate administration of the Plan, and adjust such tools or guides as necessary at its discretion.

     The Administrator will have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it will, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Performance Award issued under the Plan and to otherwise supervise the administration of the Plan. A majority of any Committee or the Board will constitute a quorum, and the acts of a majority of a quorum at any meeting, or acts reduced to or approved in writing by a majority of the members of any Committee or the Board, will be the valid acts of any Committee or the Board. The interpretation and construction by any Committee or the Board of any provisions of the Plan or any Performance Award granted under the Plan will be final and binding upon the Company, the Board and Participants, including their respective heirs, executors and assigns. No member of the Board or any Committee will be liable for any action or determination made in good faith with respect to the Plan or a Performance Award granted under the Plan.

                                    ARTICLE 4
                        COMMON STOCK SUBJECT TO THE PLAN

     Subject to adjustment as provided in Article 9, the maximum aggregate number of shares of Common Stock which may be issued under the Plan, which may be either unauthorized and unissued Common Stock or issued Common Stock reacquired by the Company, will be 60,000 shares.

     Determinations as to the number of Plan Shares that remain available for issuance under the Plan will be made in accordance with such rules and procedures as the Administrator will determine from time to time. If a Restricted Stock Award is forfeited, cancelled or terminated, the shares of Common Stock that were subject (or potentially subject) to such Restricted Stock Award may again be made subject to an Award Agreement.

                                    ARTICLE 5
                                   ELIGIBILITY

     The persons who will be eligible to receive Performance Awards under the Plan will be such key Employees of the Company or a Subsidiary as the Administrator will select from time to time in its discretion. In making such selections, the Administrator will consider the nature of the services rendered by such Employees, their present and potential contribution to the Company's success, and such other factors as the Administrator in its discretion deems relevant.

                                    ARTICLE 6
                               PERFORMANCE AWARDS

     6.1 Eligibility. Eligibility to participate in the Plan and to receive payment of a Performance Award will be determined as follows.

          (a) Designation of Participants. Not later than 90 days after the beginning of each Plan Year, the Administrator will determine the number and identity of Participants for such year. The Administrator may also, in its discretion, designate as Participants after the 90th day of the Plan Year individuals who become Employees after the first day of the Plan Year or Employees who are promoted to a key Employee position after the first day of the Plan Year, taking into consideration whether such Employee is or may be a Covered Employee for such Plan Year.

          (b) Eligibility for Payment of a Performance Award. A Participant must be employed by the Company or a Subsidiary on the last day of the Plan Year to be eligible to receive payment of a Performance Award for such year; provided, however, that if a Participant's Termination of Employment with the Company or a Subsidiary is due to death, Disability, or Retirement, the Participant will be eligible to receive a pro rata portion of the Performance Award based on the number of full months Participant was employed by the Company or a Subsidiary prior to Termination of Employment during the Plan Year.

          (c) Participants After the 90th Day of a Plan Year. Any person designated as a Participant in the Plan after the 90th day of a Plan Year, and who is not an Employee as of the first day of that Plan Year, will receive a pro rated Performance Award based on the number of whole months of participation in the Plan for that Plan Year. If the person is a Covered Employee and is added as a Participant in the Plan after the 90th day of the Plan Year, the individual Performance Goals (established under Section 6.2) and weightings for such new Participant, if any, may be either those goals established for the person being replaced (if applicable) or the person whose job responsibilities are most similar to the job responsibilities of the new Participant. If a new Participant is not a Covered Employee, then the Administrator may establish individual Performance Goals and weightings at the time the person is designated as a Participant in the Plan.

     6.2 Performance Goals. Each Plan Year the financial and strategic goals for the Plan and the means of measurement (the "Performance Goals") will be established and approved by the Administrator not later than 90 days after the beginning of the Plan Year. The Performance Goals may include or be based on any one or more of the following objective factors:

          (a) Net income (before or after taxes, interest, depreciation, and/or amortization);

          (b) Net income per share;

          (c) Return on equity or average return on equity;

          (d) Cash earnings;

          (e) Cash earnings per share (reflecting dilution of the Common Stock as the Administrator deems appropriate and, if the Administrator so determines, net of or including dividends);

          (f) Cash earnings return on equity;

          (g) Operating income;

          (h) Operating income per share;

          (i) Operating income return on equity;

          (j) Return on assets or increase in assets;

          (k) Cash flow;

          (l) Cash flow return on capital;

          (m) Return on capital;

          (n) Productivity ratios;

          (o) Share price (including without limitation growth measures, total shareholder return or comparison to indices);

          (p) Expense or cost levels;

          (q) Margins;

          (r) Operating efficiency;

          (s) Efficiency ratio;

          (t) Opening of additional branches;

          (u) Satisfactory regulatory audit or review;

          (v) Liquidity ratio;

          (w) Percentage of delinquent loans;

          (x) Achievement of objective marketing or sales goals;

          (y) Upgrades in technology (for employees and/or customers);

          (z) Customer satisfaction, satisfaction based on specified objective goals or a Company-sponsored customer survey;

          (aa) Employee satisfaction, satisfaction based on specified objective goals or a Company-sponsored employee survey;

          (bb) Economic value added measurements;

          (cc) Market share or market penetration with respect to specific designated products or services, product or service groups and/or specific geographic areas;

          (dd) Reduction of losses, loss ratios, expense ratios or fixed costs;

          (ee) Employee turnover; and

          (ff) Specified objective social goals.

     If the Administrator designates multiple Performance Goals, the Administrator may assign a weighting to each goal, for all Participants as a group and for each individual Participant.

     At the time that the Performance Goals are established, the Administrator may provide that any evaluation of the performance of the Company may include or exclude any of the following events or their effects that occurs during the Plan
Year: (i) asset write-downs, (ii) litigation or claim judgments or settlements,
(iii) changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (iv) any reorganization and restructuring programs,
(v) extraordinary nonrecurring items as described in Accounting

Principles Board Opinion No. 30 (or any successor thereto) and/or in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to shareholders for the applicable fiscal year, (vi) acquisitions, mergers, divestitures or accounting changes, (vii) amortization of goodwill or other intangible assets, (viii) discontinued operations, and (ix) other special charges or extraordinary items. To the extent such inclusions or exclusions affect Performance Awards to Covered Employees, the Administrator shall consider whether to prescribe them in a form that meets the requirements of Code Section 162(m) for deductibility.

     In the event that applicable tax laws, securities laws, or rules of the Exchange change to permit the Administrator discretion to alter the factors listed in subsections (a) through (ff) of Section 6.2 without obtaining shareholder approval of such changes, the Administrator shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Administrator determines that it is advisable to grant Performance Awards that shall not qualify as performance-based compensation, the Administrator may make such grants without satisfying the requirements of Code Section 162(m) and may establish Performance Goals other than those based on the factors listed in subsections (a) through (ff) of
Section 6.2.

     6.3 Bonus Pool. Not later than 90 days after the beginning of each Plan Year, the Administrator will establish the basis and methodology for determining the bonus pool from which Performance Awards under the Plan will be paid for the Plan Year.

     6.4 Performance Awards. The Administrator will determine the Performance Award made to each Participant each Plan Year within seventy (70) days after the end of the Plan Year, based on the bonus pool established pursuant to Section
6.3 and the extent to which the Company and the Participant have achieved the Performance Goals established by the Administrator pursuant to Section 6.2.

     The bonus pool will be allocated among the Participants in such manner as the Administrator determines. In making such allocation, the Administrator may consider such factors as the Administrator deems appropriate, such as each Participant's salary, performance, and position and responsibility within the Company. The allocation shall also take into consideration whether a Participant is entitled to a pro rata share of the Performance Award because of a Termination of Employment during the Plan Year due to death, Disability or Retirement or was designated as a Participant after the 90th day of the Plan Year (each as described in Section 6.1).

     The Administrator may utilize an administrative guide or other set of formulas to determine the manner in which the bonus pool is allocated to each Participant.

     6.5 Payment of Performance Awards. The Performance Award may be paid in cash, in the form of Restricted Stock, or partially in cash and partially in the form of Restricted Stock, in the proportions designated by the Administrator for the applicable Plan Year. If the shareholders do not approve the Plan, then the Performance Award will be paid solely in cash.

     The number of shares of Restricted Stock comprising the portion of any Performance Award that is designated by the Administrator to be paid in Restricted Stock shall be based on the Fair Market Value of the Common Stock as of the date the applicable Restricted Stock Award is made or, at the election of the Company, as of any date within two business days prior to the date of the Restricted Stock Award.

     If it is deemed desirable to qualify the Performance Awards as "performance-based compensation" under Code Section 162(m), then no Performance Awards shall be paid unless a committee of two or more Outside Directors certifies that the performance goals established in Section 6.2 have been met. The maximum Performance Award payable to any Covered Employee for any Plan Year shall not exceed $150,000 (calculated based on the dollar amount of the bonus pool allocated to a Covered Employee as a Performance Award, and including all portions of the Performance Award whether payable in the form of cash or Restricted Stock). Unless otherwise determined by the Administrator for a Plan Year, any Performance Award for a Plan Year that exceeds the maximum Performance Award set forth in the preceding sentence will be retained by the Company.

     6.6 Annual Cash Distribution. The portion of each Performance Award paid in cash (an "Annual Cash Distribution") will be paid to each Participant by March 15th of the year following the Plan Year in which the Participant earned the Performance Award.

     6.7 Terms and Conditions of Restricted Stock. Restricted Stock awarded pursuant to this Article 6 (a "Restricted Stock Award") will be subject to the following terms and conditions:

          (a) Timing of Restricted Stock Awards. Each Restricted Stock Award will be awarded to each Participant as soon as administratively practical following the Plan Year in which the Participant earned the Performance Award, but no later than March 15th.

          (b) Awards and Certificates. A Participant will not have any rights with respect to a Restricted Stock Award, unless and until such Participant has executed an Award Agreement evidencing the Restricted Stock Award and has delivered a fully executed copy of the Award Agreement, including any tax election options, to the Administrator or an officer of the Company designated by the Administrator, and has otherwise complied with the applicable terms and conditions of such Restricted Stock Award. Further, such Restricted Stock Award will be subject to the following conditions:

               (1) Acceptance. The Participant must accept a Restricted Stock Award within a period of thirty (30) days (or such shorter period as the Administrator may specify at grant) after the Award Date, by executing an Award Agreement and by paying whatever price (if any) the Administrator has designated for such shares of Restricted Stock. It is not anticipated that the Administrator will require a Participant to pay for Restricted Shares awarded under the Plan unless payment is required by applicable law.

               (2) Legend. The Participant receiving a Restricted Stock Award will be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate will be registered in the name of such Participant, and will bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock Award, substantially in the following form:

               "The transferability of this certificate and the shares of stock represented by this certificate are subject to the terms and conditions (including forfeiture) of the Community Shores Bank Corporation Executive Incentive Plan and related Award Agreement entered into between the registered owner and the Company, dated __________. Copies of such Plan and Award Agreement are on file in the offices of the Company, 1030 West Norton Avenue, Muskegon, Michigan 49441."

               (3) Custody. The Administrator may require that the stock certificates evidencing such shares be held in custody by the Company until the restrictions applicable to the shares have lapsed, and that, as a condition of any award of Restricted Stock, the Participant will have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Restricted Stock Award.

          (c) Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to the Plan will be subject to the following restrictions and conditions:

               (1) Restriction Period. Subject to the provisions of the Plan and the Award Agreement, during a period set by the Administrator commencing with the Award Date (the "Restriction Period"), the Participant will not be permitted to sell, transfer, pledge, or assign shares of Restricted Stock awarded under the Plan. Subject to these limits, the Administrator, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance and/or such other factors or criteria as the Administrator may determine.

               (2) Rights as Shareholder. Except as provided in this paragraph
          (2) and paragraph (1), above, the Participant will have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company, including the right to vote and to receive any dividends. If any dividends or other distributions are paid in shares of Common Stock, such shares will be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid.

               (3) Termination of Employment. Subject to the applicable provisions of the Award Agreement and this Article 6, upon Termination of Employment for any reason during the Restriction Period, all Restricted Stock still subject to restriction will vest or be forfeited in accordance with the terms and conditions established by the Administrator as specified in the Award Agreement.

               (4) Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares will be delivered to the Participant free of the legend described in paragraph (b)(2).

               (5) Waiver of Limitation. In the event of the Participant's Retirement, Disability or death, or in cases of special circumstances, the Administrator may, in its sole discretion, waive in whole or in part any or all of the limitations imposed under the Plan or the Award Agreement (if any) with respect to any or all of a Restricted Stock Award under this Article 6.

                                    ARTICLE 7
                      TERMINATION OR AMENDMENT OF THE PLAN

     The Board may at any time amend, discontinue or terminate the Plan or any part of the Plan (including any amendment deemed necessary to ensure that the Company may comply with any applicable legal, regulatory or Exchange requirement); provided, however, that, unless otherwise required by law, the rights of a Participant with respect to Performance Awards granted prior to such amendment, discontinuance or termination, may not be impaired without the consent of such Participant and, provided further, without the approval of the Company's shareholders, no amendment may be made that would (i) increase the aggregate number of shares of Common Stock that may be issued under the Plan (except by operation of Article 4 or of Section 9.1 of the Plan), (ii) increase the maximum limit in Section 6.5 of the Plan, (iii) otherwise amend the Plan in any manner requiring shareholder approval by law or under Exchange listing requirements or rules applicable to the Company, or (iv) otherwise materially increase the benefits accruing to Participants under the Plan. The Administrator may amend the terms of any Performance Award that has been granted, prospectively or retroactively, but no such amendment or other action by the Administrator will impair the rights of any Participant without the Participant's consent. Performance Awards may not be granted under the Plan after the Termination Date, but Performance Awards granted prior to such date will remain in effect pursuant to their respective terms and the terms of the Plan.

                                    ARTICLE 8
                                 UNFUNDED PLAN

     The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payment not yet made to a Participant by the Company, nothing contained in the Plan will give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

                                    ARTICLE 9
                              ADJUSTMENT PROVISIONS

     9.1 Antidilution. Subject to the provisions of this Article 9, if the outstanding shares of Common Stock are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment may be made in (i) the maximum number and kind of shares provided in Article 4 of the Plan, (ii) the number and kind of shares or other securities subject to the then outstanding Awards, and (iii) the price for each share or other unit of any other securities subject to the then outstanding Awards.

     9.2 Change in Control. In the event of a merger or consolidation of the Company with or into another corporation or any other entity or the exchange of substantially all of the outstanding stock of the Company for shares of another entity in which, after either transaction, the prior shareholders of the Company own less than 50% of the voting shares of the continuing or surviving entity, or in the event of the sale of all or substantially all of the assets of the Company, (either event, a "Change of Control"), then each outstanding Restricted Stock Award will be assumed or an equivalent award substituted by the successor corporation or a parent or subsidiary of the successor corporation, with appropriate adjustments as to the number and kind of shares and prices. In the event that the Administrator determines that the successor corporation or a parent or a subsidiary of the successor corporation has refused to assume or substitute an equivalent option or award for each outstanding Restricted Stock Award, then all Restricted Stock Awards then outstanding under the Plan will be fully vested and all restrictions will immediately cease.

     9.3 Adjustments by Administrator. Any adjustments pursuant to this Article 9 will be made by the Administrator, whose determination as to what adjustments will be made and the extent of the adjustment will be final, binding, and conclusive. No fractional interest will be issued under the Plan on account of any such adjustments. Only cash payments will be made in lieu of fractional shares.

                                   ARTICLE 10
                               GENERAL PROVISIONS

     10.1 Legend. The Administrator may require each person receiving shares pursuant to a Restricted Stock Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares for investment without a view to distribution of such shares. In addition to any legend required by the Plan, the certificates for such shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.

     All certificates for shares of Common Stock delivered under the Plan will be subject to such stock transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange upon which the Common Stock is then listed, any applicable Federal or state securities law, and any applicable corporate law, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     10.2 No Right to Employment. Neither the Plan nor the grant of any Performance Award under the Plan will give any Participant or other Employee or Director any right with respect to continuance of employment by the Company or a Subsidiary, or any arrangement for services with the Company or any Subsidiary, nor will there be a limitation in any way on the right of the Company or any Subsidiary by which an Employee is employed to terminate his or her employment at any time.

     10.3 Withholding of Taxes. The Company will have the right to deduct from any payment to be made pursuant to the Plan, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash under the Plan, payment by the Participant of, any Federal, state or local taxes required by law to be withheld. Unless otherwise prohibited by the Administrator, each Participant may satisfy any such withholding tax obligation by any of the following means or by a combination of such means:

          (a) Tendering a cash payment;

          (b) Authorizing the Company to withhold from the shares otherwise issuable to the Participant a number of shares valued at their Fair Market Value as of a date reasonably determined by the Company, subject to any direction provided by the Administrator; or

          (c) Delivering to the Company unencumbered shares owned by the Participant valued at their Fair Market Value as of a date reasonably determined by the Company, subject to any direction provided by the Administrator.

     10.4 No Assignment of Benefits. No Performance Award or other benefit payable under the Plan will, except as otherwise specifically provided by law, be subject in any manner to anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge. Any attempt to anticipate, alienate, attach, sell, transfer, assign, pledge, encumber or charge, any such benefits will be void, and any such benefit will not in any manner be subject to the debts, contracts, liabilities, engagements or torts of any person who will be entitled to such benefit, nor will such benefit be subject to attachment or legal process for or against such person.

     10.5 Governing Law. The Plan and actions taken in connection with the Plan will be governed and construed in accordance with the laws and in the courts of the State of Michigan, without regard to its conflicts of laws principles.

Approved by the Board of Directors: January 31, 2007

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ALL NOMINEES AND "FOR" THE PROPOSALS.

                                                                                                      Please Mark Here for
                                                                                                      Address Change or Comments [ ]
                                                                                                      SEE REVERSE SIDE

1.  Election of Directors.                                                                                   FOR   AGAINST   ABSTAIN
                                                                2.   Approval of Executive Incentive Plan.   [ ]     [ ]       [ ]

                            FOR  ALL NOMINEES      WITH HOLD                                                 FOR   AGAINST   ABSTAIN
                          (except as indicated       FROM       3.   Ratification of Crowe Chizek and        [ ]     [ ]       [ ]
Nominees:                  on the  line below)   ALL NOMINEES        Company LLC as our independent
(01) Heather D. Brolick            [ ]                [ ]            registered public accountants.
(02) Bruce J. Essex                [ ]                [ ]
(03) Bruce C. Rice                 [ ]                [ ]       4.   In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting, or
With held for the nominees you list below:                           at any adjournment or postponement of the meeting.
(Write those nominees' names in the space provided below.)

_____________________________________________________________       PLEASE VOTE, DATE AND SIGN BELOW, AND RETURN PROMPTLY IN THE
                                                                                         ENCLOSED ENVELOPE.


SIGNATURE ________________________________________   SIGNATURE ________________________________________   DATE _______________, 2007

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY. JOINT OWNERS SHOULD EACH SIGN PERSONALLY. TRUSTEES AND OTHER
FIDUCIARIES SHOULD INDICATE THE CAPACITY IN WHICH THEY SIGN. IF A CORPORATION OR OTHER ENTITY, THE SIGNATURE SHOULD BE THAT OF AN
AUTHORIZED PERSON WHO SHOULD STATE HIS OR HER TITLE.

------------------------------------------------------------------------------------------------------------------------------------

                                                      - FOLD AND DETACH HERE -

COMMUNITY SHORES
BANK CORPORATION

Dear Shareholder,

     Enclosed with this proxy is your notice of our annual meeting and proxy statement, and 2006 annual report. We encourage you to carefully read these materials and exercise your right to vote your shares.

     Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the proxy card, detach it, and return your proxy vote in the enclosed postage paid envelope, or mail it to Community Shores Bank Corporation care of Mellon
Investor Services, Proxy Processing, P.O. Box 1680, Manchester, CT 06045-9986.

     Your proxy card must be received prior to the annual meeting of shareholders on May 10, 2007.

Sincerely,

Community Shores Bank Corporation

PROXY

                                                  COMMUNITY SHORES BANK CORPORATION
                                          PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE
                                       ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 10, 2007

     The undersigned hereby appoints Steven P. Moreland and Jonathan L. Smith, and each of them, with power to act without the other and with power of substitution in each, as proxies and attorneys-in-fact, and hereby authorizes them to represent and vote all of the shares of Community Shores Bank Corporation common stock of the undersigned, at the annual meeting of shareholders of Community
Shores Bank Corporation to be held on May 10, 2007, and at any adjournments or postponements of the meeting, with all powers which the undersigned would have if present at the meeting.

     THIS PROXY WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED AS TO ALL SHARES
OF THE UNDERSIGNED, FOR THE ELECTION OF ALL NOMINEES FOR DIRECTORS, FOR THE EXECUTIVE INCENTIVE PLAN AND RATIFICATION OF THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS, AND ACCORDING TO THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS THAT MAY PROPERLY
COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

                                  (CONTINUED AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)

                               ADDRESS CHANGE/COMMENTS (MARK THE CORRESPONDING BOX ON THE REVERSE SIDE)

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

                                                      - FOLD AND DETACH HERE -

                                                       YOUR VOTE IS IMPORTANT

     Time is short. Please take action immediately to vote your shares! This will ensure your vote is counted. REMEMBER, FAILURE TO
VOTE MAY CAUSE COMMUNITY SHORES BANK CORPORATION TO INCUR ADDITIONAL COSTS. Please vote your proxy immediately.

     If you have any questions or need assistance, please call Mellon Investor Services LLC, who is assisting us, toll-free at (888)
213-0883.
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